Rule 497(e)

File Nos. 333-212091 and 811-05961

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated April 2, 2020 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019. To the extent the Prospectus dated May 1, 2019 is inconsistent with or does not include the information in this Supplement, the Supplement amends and modifies the Prospectus to include the following information.

On December 20, 2019, the President signed into law the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”).  The SECURE Act makes significant changes to laws governing individual retirement accounts and individual retirement annuities (collectively, “IRAs”) and “defined contribution” retirement plans, such as 401(k), 403(b) and 457(b) plans. The effective date for many of the provisions of the new law is January 1, 2020.

Accordingly, the Prospectus for your annuity contract is revised to conform to the provisions of the SECURE Act as follows:

Increase in RMD Age

For IRA owners who attain age 70 ½ after 2019 (i.e., were born on or after July 1, 1949), the age at which you must begin taking Required Minimum Distributions has increased to 72. This change does not apply to individuals who attained age 70 ½ before January 1, 2020 (i.e., were born on or before June 30, 1949).

Elimination of Age Limit for Contributions to Traditional IRAs

Before the enactment of the SECURE Act, an individual was prohibited from making additional annual contributions to a traditional (non-Roth) IRA after attaining age 70 ½.  The SECURE Act eliminated this limitation on contributions to traditional IRAs for tax years after December 31, 2019.

Changes to Timing of Death Benefit Distributions

Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die.  EDBs include: (1) the owner‘s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling (877) 723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.